Concentrations	12 Months Ended
Sep. 30, 2020
Risks and Uncertainties [Abstract]
Concentrations

12. Concentrations.

Market: The Company primarily serves customers in the petroleum industry in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or within these industries could have an adverse effect on our financial statements.

Customers: During fiscal 2020, the Company’s ten largest customers accounted for approximately 62.0% of our revenue and one of these customers accounted for 21.1% of our revenue. Accounts receivable from the ten largest customers was $3,121,000 and $4,264,000 at September 30, 2020 and September 30, 2019 respectively. The loss of one or more of our major customers could have a material adverse effect on the Company’s revenues and income.

Deposits: Cash and cash equivalents are comprised of cash and an FDIC insured investment account at Wells Fargo Bank, N.A. The balance in the cash account may exceed FDIC limits.